SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 12, 2004



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 12. Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On February 12, 2004, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2003. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated February 12, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  February 12, 2004


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                       Press Release dated February 12, 2004.

Exhibit 99.1


     PAR TECHNOLOGY CORPORATION REPORTS FOURTH QUARTER AND YEAR END RESULTS

              -QUARTERLY REVENUES GROW 20%

              -DILUTED EPS FROM CONTINUING OPERATIONS $0.15 vs. $0.04
               for the FOURTH QUARTER
              -COMPANY REITERATES STRONG GUIDANCE FOR 2004
         --------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY- February 12, 2004) PAR Technology Corporation (NYSE: PTC), a leader in providing integrated hardware, software and service solutions to the restaurant/hospitality industries, and provider of Government I/T Services, today reported financial results for the fourth quarter and year ended December 31, 2003.

For the fourth quarter ended December 31, 2003, PAR Technology Corporation reported revenues from continuing operations of $41.2 million compared to $34.3 million in the fourth quarter 2002, an increase of 20%. Income from continuing operations was $1.3 million versus the $363,000 earned in the fourth quarter one year ago. The Company reported diluted net income per share from continuing operations of $0.15 for this past quarter, compared to the $0.04 reported for the same period a year earlier.

For the year ended December 31, 2003, PAR Technology Corporation reported revenues of $139.8 million, a 5% increase from the $133.7 million reported one year ago. The Company also reported income from continuing operations of $2.8 million in 2003 versus $2.6 million last year, an increase of 6%. Diluted net income per share from continuing operations in 2003 was reported at $0.32, compared to diluted net income per share from continuing operations of $0.32 reported for the year 2002.

The Company's net income for the quarter ended December 31, 2003 is $1.1 million or $0.12 diluted net income per share, compared to net income of $310,000 and $0.04 per share for the same period in 2002. Net income for the year ended December 31, 2003 was $2.4 million or $0.27 diluted net income per share, compared to net income of $741,000 and $0.09 per share for 2002.

"We are pleased with our near record performance this fourth quarter having weathered a difficult climate for selling software, hardware and services to the hospitality sector over the past year. In the last half of 2003 we experienced increasing interest and activity in this sector of our business which is reflected in product sales being up 25% for the fourth quarter this year over the corresponding quarter in 2002. Additionally, this past quarter we experienced a 13% increase when compared to fourth quarter last year in our Government contracts business in spite of some program delays and a funding hiatus in our Logistics Management program," commented John W. Sammon, PAR Chairman and CEO. "The results we are announcing today demonstrate the success of our vision and our decisiveness on what needed to be done to continue the Company's path of consistent growth and profitability."

Sammon continued, "We continue to be confident about our 2004 performance. Our industry position and customer portfolio will enable us to increase sales. Additionally, our current structure and market position will enable us to further improve our earnings."

This release contains forward-looking statements concerning the Company's strategic plans, market opportunities, cash flows, liquidity, and future growth. These forward looking statements are neither promises nor guarantees but are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward looking statements, including without limitation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights and litigation, risks associated with foreign sales and high customer concentration and other risks detailed in the Company's filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these statements, which are currently only as of the date of this release. The Company disclaims any obligation to update or supplement these statements as a result of changing circumstances or otherwise.

PAR is a leading provider of professional services and enterprise business intelligence hardware and software systems. PAR is the world's largest supplier of Restaurant Enterprise solutions to the quick service restaurant market with over 35,000 systems installed in over 95 countries. Additionally, PAR is a leader in providing computer based system design and engineering services to the Department of Defense and other Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information on PAR visit the Company's website at www.partech.com.

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (In Thousands Except Share Amounts)
                                   (Unaudited)

                                                                December 31,
                                                          ----------------------
                                                             2003         2002
                                                          ----------------------
Assets
Current Assets:
     Cash ............................................    $  1,467     $    490
     Accounts receivable-net .........................      31,876       25,843
     Inventories-net .................................      31,894       34,274
     Deferred income taxes ...........................       6,486        5,766
     Other current assets ............................       2,472        2,638
     Total assets of discontinued operation ..........          20           59
                                                          --------     --------
         Total current assets ........................      74,215       69,070

Property, plant and equipment - net ..................       7,240        8,455
Deferred income taxes ................................       2,857        4,386
Other assets .........................................       2,855        3,211
                                                          --------     --------
                                                          $ 87,167     $ 85,122
                                                          ========     ========

Liabilities and Shareholders' Equity
Current Liabilities:
     Current portion of long-term debt ...............    $     89     $     85
     Borrowings under lines of credit ................       6,989        9,549
     Accounts payable ................................       8,301        8,371
     Accrued salaries and benefits ...................       5,461        4,615
     Accrued expenses ................................       2,471        2,077
     Deferred service revenue ........................       5,947        6,704
     Total liabilities of discontinued operation .....         578          342
                                                          --------     --------
         Total current liabilities ...................      29,836       31,743
                                                          --------     --------
Long-term debt .......................................       2,092        2,181
                                                          --------     --------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...................        --           --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
        9,966,062 and 9,770,262 shares issued
        8,555,375 and 8,359,575 outstanding ..........         199          195
     Capital in excess of par value ..................      29,761       28,926
     Retained earnings ...............................      32,375       29,946
     Accumulated other comprehensive loss ............         (43)        (816)
       Treasury stock, at cost,
         1,410,687 shares ............................      (7,053)      (7,053)
                                                          --------     --------
         Total shareholders' equity ..................      55,239       51,198
                                                          --------     --------
                                                          $ 87,167     $ 85,122
                                                          ========     ========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)


                                                  For the three months       For the year ended
                                                   ended December 31,           December 31,
                                                ------------------------------------------------
                                                    2003         2002         2003        2002
                                                ------------------------------------------------
Net revenues:
     Product ................................   $  19,276    $  15,420    $  60,223    $  59,153
     Service ................................      10,658        8,887       37,865       36,553
     Contract ...............................      11,277        9,956       41,682       37,975
                                                ---------    ---------    ---------    ---------
                                                   41,211       34,263      139,770      133,681
                                                ---------    ---------    ---------    ---------
Costs of sales:
     Product ................................      12,215       10,008       39,024       39,643
     Service ................................       9,351        7,412       32,140       30,081
     Contract ...............................      10,557        9,469       39,613       35,501
                                                ---------    ---------    ---------    ---------
                                                   32,123       26,889      110,777      105,225
                                                ---------    ---------    ---------    ---------

           Gross margin .....................       9,088        7,374       28,993       28,456
                                                ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative ....       5,527        5,568       19,340       19,540
     Research and development ...............       1,471        1,408        5,310        5,400
                                                ---------    ---------    ---------    ---------
                                                    6,998        6,976       24,650       24,940
                                                ---------    ---------    ---------    ---------
Operating income from continuing operations .       2,090          398        4,343        3,516
Other income, net ...........................         133          251          582          815
Interest expense ............................        (128)        (164)        (540)        (824)
                                                ---------    ---------    ---------    ---------

Income from continuing operations before
  provision for income taxes ................       2,095          485        4,385        3,507
Provision for income taxes ..................        (768)        (122)      (1,593)        (884)
                                                ---------    ---------    ---------    ---------
Income from continuing operations ...........       1,327          363        2,792        2,623
                                                ---------    ---------    ---------    ---------
Discontinued operations:
     Loss from operations of
        discontinued component (including
        loss on disposal of $830,000 in 2002)        (390)         (70)        (570)      (2,516)
     Income tax benefit .....................         142           17          207          634
                                                ---------    ---------    ---------    ---------
     Loss on discontinued operations ........        (248)         (53)        (363)      (1,882)
                                                ---------    ---------    ---------    ---------
Net income ..................................   $   1,079    $     310    $   2,429    $     741
                                                =========    =========    =========    =========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Continued)
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)


                                        For the three months    For the year
                                         ended December 31,   ended December 31,
                                        ---------------------------------------
                                           2003     2002     2003      2002
                                        ---------------------------------------

Earnings per share:
Basic:
     Income from continuing operations   $  .16   $  .05    $  .33    $   .33
     Loss from discontinued operations   $ (.03)  $ (.01)   $ (.04)   $  (.24)
           Net income ................   $  .13   $  .04    $  .29    $   .09
Diluted:
     Income from continuing operations   $  .15   $  .04    $  .32    $   .32
     Loss from discontinued operations   $ (.03)  $ (.01)   $ (.04)   $  (.23)
           Net income ................   $  .12   $  .04    $  .27        .09
Weighted average shares outstanding
     Basic ...........................    8,509    8,060     8,438      7,934
                                         ======   ======    ======     ======
     Diluted .........................    8,990    8,594     8,861      8,315
                                         ======   ======    ======     ======